USA MUTUALS/WAVEFRONT HEDGED QUANTAMENTAL OPPORTUNITIES FUND Trading Symbols: Institutional Class Shares (QUANX) Class Z Shares (not currently offered) Summary Prospectus October 16, 2017

Before you invest, you may want to review the USA Mutuals/WaveFront Hedged Quantamental Opportunities Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund online at http://www.usamutuals.com/literature_forms.  You may also obtain this information at no cost by calling 866-264-8783 or by sending an e-mail request to fundinfo@usamutuals.com.  The Fund’s Prospectus and Statement of Additional Information, both dated October 16, 2017, are incorporated by reference into this Summary Prospectus.

Investment Objective
The investment objective of the Fund is to produce positive absolute returns while reducing exposure to general equity market risk.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  More information about these and other discounts is available from your financial professional and in the sections titled “Choosing a Share Class” beginning on page 18 of the Prospectus and in “Purchase of Shares” beginning on page 30 of the Fund’s Statement of Additional Information (“SAI”).  You may be required to pay brokerage commissions on your purchases and sales of Class Z shares of the Fund, which are not reflected in this table.

Shareholder Fees (fees paid directly from your investment)
	Institutional Class	Class Z
Maximum Front-End Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Class Z
Management Fees	1.25%	1.25%
Other Expenses(1)	0.96%	0.96%
Total Annual Fund Operating Expenses	2.21%	2.21%
Less: Fee Waiver/Expense Reimbursement	-0.91%	-0.91%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(2)	1.30%	1.30%

(1)	As the Fund is new, Other Expenses are based on estimated amounts for the Fund’s current fiscal year and include estimated acquired fund fees and expenses (“AFFE”) of 0.01%.
(2)
USA Mutuals Advisors, Inc. (the “Advisor”), the Fund’s investment advisor, has contractually agreed to limit the Fund’s total annual fund operating expenses (exclusive of front-end or contingent deferred loads, shareholder servicing plan fees, taxes, interest and dividends on short positions, brokerage, AFFE, extraordinary expenses and class specific expenses like distribution (12b-1) fees (collectively, “Excluded Expenses”)) to 1.29% of average net assets of the Fund through July 31, 2019, with such renewal terms of one year, each measured from the date of renewal, as may be approved by the Board of Trustees. To the extent the Fund incurs Excluded Expenses, Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement may be greater than 1.29%. The current term of the agreement may only be terminated by the Board of Trustees.  The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid by the Advisor, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that you reinvest all distributions, and that the Fund’s operating expenses remain the same each year.  You may be required to pay brokerage commissions on your purchases and sales of Class Z shares of the Fund, which are not reflected in this Example.  The fee/waiver expense reimbursement discussed in the table above is reflected only through July 31, 2019.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years
Institutional Class	$132	$604
Class Z	$132	$604

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may generate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  As the Fund has not yet commenced operations, there is no portfolio turnover information to provide at this time.

Principal Investment Strategies
The Advisor has hired WaveFront Global Asset Management Corporation (“WaveFront” or the “Sub-Advisor”) as the Fund’s sub-advisor.  The Sub-Advisor has discretion to purchase, manage and sell portfolio securities for the Fund’s investment portfolio, subject to the Fund’s investment objective, policies and limitations.

The Fund seeks to achieve above-average total return by trading and investing opportunistically in a broad range of markets, instruments and asset-classes.  Investment opportunities are identified through a “Quantamental” approach.  This type of approach indicates a process of research that involves a much deeper scientific rigor, i.e. a data-driven approach, versus a qualitative approach. It combines quantitative and fundamental research by analyzing macro-economic variables as well as securities fundamentals and characteristics within the context of historical return data, culminating in a specific set of expected return probabilities.  These return expectations define both long and short investment opportunities and the broader macro-economic and sector outlooks of the Fund.  Lastly, at the portfolio management level, a top-down, quantitative analysis of the volatility and correlations of current investment opportunities and themes finalizes portfolio weights.  The benefit of a Quantamental approach is that the subjectivity of investing is replaced by an objective, quantitative and data-driven approach.

The Fund’s portfolio consists primarily of equity securities and options.  However, the Fund may invest in other financial instruments including fixed income securities, commodity interests, and currency exchange transactions in U.S. markets and, to a lesser extent, in foreign and emerging markets.  The Fund may invest in commodity interests through commodity-related exchange traded funds (“ETFs”), in commodities such as gold and oil.  The Fund may also invest in U.S. government agency securities and U.S. government obligations.  The Fund may invest separately, up to 50% of its net assets in preferred stocks, corporate debt securities, and convertibles.  The Fund may also invest up to 15% of its net assets in the aggregate in partnerships, limited partnerships and master limited partnerships (“MLPs”).  The Fund may also invest and up to 20% of its net assets in when-issued securities.  The Fund may also invest separately, up to 15% of its net assets in warrants and initial public offerings (“IPOs”).  The Fund may also invest in derivatives in the form of futures contracts and options on futures contracts in pursuing its investment objective.    The Fund implements short positions through short sales of any instrument that the Fund may purchase for investment.  The Fund may use leverage (e.g., by borrowing or through derivatives).  As a result, the sum of the Fund’s investment exposures may at times exceed the amount of assets invested in the Fund, although these exposures may vary over time.  The Fund’s annual portfolio turnover rate will generally exceed 100%.

The investment objective of the Fund is to produce positive absolute returns while reducing exposure to general equity market risk.  In pursuing the objective of absolute returns, the Fund’s intent is to provide an investment strategy that offers an opportunity for real, positive, consistent and meaningful rates of return with lower levels of volatility, in any type of economic cycle.  The Fund pursues its investment objective by employing (i) a “core long/short equity” strategy; (ii) a “macro overlay” strategy; and (iii) a risk management strategy.

Core Long/Short Equity Strategy:  This strategy provides long and short exposure to a diversified portfolio of common stocks and options of primarily U.S. companies.  The strategy involves investing in equities (long) the Sub-Advisor expects to increase in value and, to a much lesser degree, selling equities (short) the Sub-Advisor expects to decrease in value.  The strategy will generally have a long bias, except during periods when the Sub-Advisor has a negative outlook towards equity market indices.  Investment decisions are based on the results of the following sector allocation and stock selection process:

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A top-down, quantitative analysis is utilized to identify opportunities by focusing on macroeconomic developments and understanding how businesses and industries are affected by these developments at different points in their respective maturation cycles.  As a result of this analysis, the Sub-Advisor then identifies sectors or stocks that stand to be impacted, and whether that impact will be positive or negative in nature; and

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Quantamental, bottom-up securities analysis identifies stocks with a potential inflection point in a company’s financial metrics and/or operations, as well as business or industry cycle.  A potential for corporate events exists when capital allocation strategies are implemented to deploy funds to acquisitions or changes to shareholder returns policies.  Those exposures, the Sub-Advisor believes, are associated with the potential for excess returns, as well as specific, unique factors associated with sources of pricing inefficiency or potential corporate events.

Macro Overlay Strategy:  This strategy invests in futures contracts, options on futures contracts and other investment companies, including mutual funds and exchange-traded funds (“ETFs”) with the intent of either (i) increasing overall market exposure; or (ii) reducing market exposure and hedging systematic market risk.  The strategy evaluates trends or economic/business cycles, asset class relationships as well as liquidity and financial conditions in the marketplace.  The same top-down, quantitative analysis described in the previous strategy is employed, augmented by technical market information such as volatility and momentum of broad equity market indices, to identify the current equity market environment.  Based on this analysis, the Sub-Advisor will either (i) increase overall market exposure when the equity market environment is anticipated to be more conducive to a buy-and-hold approach (rather than stock selection); or (ii) hedge systematic market risk and decrease overall market exposure by selling short futures contracts and/or shorting ETFs when the equity market environment is expected to be negative.

Risk Management Strategy:  The Fund employs a risk management strategy that seeks to (i) minimize the expected volatility of the Fund’s returns; (ii) reduce the downside risk of the Fund during periods of sustained market declines; and (iii) protect the Fund against risks related to extreme and rare events (tail risk) that can result in unexpected and significant losses.  These risk management objectives are achieved by limiting single security, sector and overall market exposures, as well as by employing volatility and drawdown controls.

Volatility is a measure of the deviation of the Fund’s return around the average fund return.  Volatility controls seek to minimize the deviation of Fund returns in two principal ways.  First, by targeting portfolio volatility versus simply accepting market volatility, individual positions are continuously calibrated to this target based on the ongoing volatility and correlation of those positions.  Second, at the portfolio level, positions are reduced, pro-rata, if the realized volatility of the portfolio exceeds the targeted portfolio volatility.  The amount of any reduction is proportionate to the degree to which realized portfolio volatility exceeds targeted portfolio volatility.

Drawdown controls aim to limit or mitigate the downside potential of the portfolio, relative to equity indices, during periods of sustained market declines.  At the security level, drawdown limits amount at risk through trade limits, or stop levels below which positions are exited, as well as Value-at-Risk (“VaR”) limits per security.  VaR is a statistical technique used to measure and quantify the level of financial risk within the portfolio over a specific time frame.

The Sub-Advisor believes that using the combination of these strategies is an effective and powerful approach, particularly in environments that are not conducive to active stock picking or during broad equity market declines.  However, there are no guarantees that the Fund will stay within its targeted volatility limit, or be able to limit downside potential to a pre-defined level.  Furthermore, as markets continue to evolve over time, and as the Sub-Advisor is continuously engaged in research, the Sub-Advisor may add, modify, or eliminate strategies with the objective of improving the Fund’s performance.

Principal Risks
The risks associated with an investment in the Fund can increase during times of significant market volatility.  Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over long or even short periods of time.  Investments in the Fund are subject to the following principal risks:

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Recent Market Events Risk.  U.S. and international markets have experienced significant volatility in recent years.  As a result of this significant volatility, many of the risks discussed herein associated with an investment in the Fund may be increased.  Continuing market volatility may have adverse effects on the Fund.

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Stock Market Risk.  Certain stocks selected for the Fund’s portfolio may decline in value more than the overall stock market.  Investments are subject to market risk, which may cause the value of the Fund’s investment to decline.

•	Equity Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

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Management Risk.  Investment strategies employed by the Sub-Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

•	New Fund Risk. As a new fund, there can be no assurance that the Fund will grow or maintain an economically viable size.

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Options Risk.  Options may be more volatile than direct investments in the underlying securities, involve additional costs, may involve a small initial investment relative to the risk assumed, and may be less liquid than investments directly in the underlying securities.

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Futures Contract Risk.  Futures contracts are subject to the same risks as the underlying investments that they represent, but also may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying investments.  Investments in futures may result in a substantial loss in a short period.  The loss may be potentially unlimited and may be more than the original investment.

•	Derivatives Risk. Investing in derivatives, specifically futures contracts, may subject the Fund to losses if the derivatives do not perform as expected.

•	Leverage Risk. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio.

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Short Selling Risk.  If the value of a security sold short increases prior to the scheduled delivery date the Fund will lose money, since the Fund must pay more for the security than it has received from the purchaser in the short sale.

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Other Investment Companies and ETFs Risk.  You will indirectly bear fees and expenses charged by the underlying funds in which the Fund may invest in addition to the Fund’s direct fees and expenses and, as a result, your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying fund shares.  Investments in ETFs bear the risk that the market price of the ETF’s shares may trade at a discount to their net asset value (“NAV”) or that an active trading market for an ETF’s shares may not develop or be maintained.

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Fixed Income Securities and Corporate Debt Risk.  Fixed income securities held by the Fund are subject to interest rate risk, call risk, prepayment and extension risk, credit risk, and high yield securities risk.

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Commodity Risk.  Exposure to commodity markets through investments in commodity-linked instruments may subject the Fund to greater volatility than investments in traditional securities.  This difference is because the value of companies in commodity-related businesses may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments.

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Currency Risk.  Fluctuations in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies.  Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investment in securities denominated in a foreign currency or may widen existing losses.

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Foreign Securities Risk.  Foreign securities may involve more risks than those associated with U.S. investments.  The economies of foreign countries may differ from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, and resource self-sufficiency.  Additional risks include currency fluctuations, political and economic instability, imposition of foreign withholding taxes, differences in financial reporting standards and less stringent regulation of securities markets.

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Emerging Market Risk.  The Fund may invest in foreign securities of emerging market-domiciled companies.  In addition to the risks of foreign securities in general, countries in emerging markets can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that trade a small number of issues.

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Government-Sponsored Entities Risk. There is no assurance the U.S. Government will provide financial support on securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

•	Preferred Stock Risk. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

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Convertible Securities Risk.  Convertible securities are subject to many of the same risks as regular fixed-income securities, including the risk that when market interest rates rise, the value of the convertible security falls, and in the event of a liquidation of the issuing company, holders of convertible securities generally would be paid after the company’s creditors but before the company’s common shareholders.

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Master Limited Partnership Risk.  Limited partners in an MLP typically have limited control and limited rights to vote on matters affecting the partnership.  There also are certain tax risks associated with the MLPs in which the Fund may invest, including the possibility that the Internal Revenue Service could challenge the federal income tax treatment of the MLPs in which the Fund invests.

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When-Issued Securities Risk.  The price or yield obtained in a when-issued transaction may be less favorable than the price or yield available in the market when the instruments’ delivery takes place; additionally, failure of a party to a transaction to consummate the trade may result in a loss to the Fund or missing an opportunity to obtain a price considered advantageous.

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Warrants Risk.  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

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Initial Public Offerings Risk.  The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer.  The purchase of IPO shares may involve high transaction costs.  IPO shares are subject to market risk and liquidity risk.  When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund.

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High Portfolio Turnover Rate Risk.  The Fund may have a relatively high turnover rate compared to many mutual funds.  A high portfolio turnover rate (100% or more) has the potential to result in increased brokerage transaction costs which may lower the Fund’s returns.  Furthermore, a high portfolio turnover rate may result in the realization by the Fund, and distribution to shareholders, of a greater amount of short-term capital gains than if the Fund had a low portfolio turnover rate.  Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws.  This could result in a higher tax liability and may lower an investor’s after-tax return.

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Cybersecurity Risk.  With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks.  Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Performance
Simultaneous with the commencement of the Fund’s investment operations on October 16, 2017, BC Capital Investors, L.P., a limited partnership managed by the Sub-Advisor (the “Predecessor Partnership”), converted into the Institutional Class shares of the Fund by contributing all of its assets to the Fund in exchange for Institutional Class shares of the Fund. From its inception through October 16, 2017, the Predecessor Partnership maintained investment policies, objectives, guidelines, and restrictions that were, in all material respects, equivalent to those of the Fund, and at the time of the conversion, the Predecessor Partnership was managed by the same portfolio managers as the Fund and such portfolio managers managed the Predecessor Partnership since its inception in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund.  The Fund’s performance for periods before October 16, 2017 is that of the Predecessor Partnership and includes the expenses of the Predecessor Partnership.  The performance includes gains or losses plus income and the reinvestment of all dividends and interest.  All returns reflect the deduction of all actual fees and expenses, paid by the Predecessor Partnership, without provision for state or local taxes. If the Predecessor Partnership’s performance was adjusted to reflect the projected first year expenses of the Fund, the performance for all periods would have been lower than that stated.

The performance returns of the Predecessor Partnership are audited.  The Predecessor Partnership was not registered under the 1940 Act, and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), which, if applicable, may have adversely affected its performance.  On a going forward basis after October 16, 2017, the Fund’s performance will be calculated using the standard formula set forth in rules promulgated by the SEC, which differs in certain respects from the methods used to compute total returns for the Predecessor Partnership.  Please refer to the Financial Statements section of the Fund’s SAI to review additional information regarding the Predecessor Partnership.

The following information provides some indication of the risks of investing in the Fund.  The bar chart shows the Predecessor Partnership’s annual returns from year to year.  The table shows how the Predecessor Partnership’s average annual returns for the one-, five-, and ten-year and since inception periods compare with those of a broad measure of market performance. The table also shows how the Predecessor Partnership’s returns compare with the returns of an index of funds with similar investment objectives as well as how the returns compare to a category of funds with similar investment objectives.  The Predecessor Partnership’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information will be available on the Fund’s website at www.usamutuals.com.

Calendar Year Total Returns as of December 31,*

* The year-to-date total return as of September 30, 2017 was 0.75%.

During the period of time shown in the bar chart, the highest return for a calendar quarter was 16.21% (quarter ended June 30, 2008) and the lowest return for a calendar quarter was -10.52% (quarter ended September 30, 2008).

Average Annual Total Returns
(For the periods ended December 31, 2016)
USA Mutuals/WaveFront Hedged Quantamental Opportunities Fund*
	1 Year	5 Years	10 Years	Since Inception (2/28/02)
Return Before Taxes	1.12%	4.47%	5.01%	6.57%
Return After Taxes on Distributions	N/A	N/A	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares	N/A	N/A	N/A	N/A
BofA Merrill Lynch 0-3 Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	0.33%	0.12%	0.80%	1.35%
Morningstar Long/Short Equity Category Average (reflects no deduction for fees, expenses, or taxes)	0.98%	4.86%	3.89%	2.77%

*
The returns shown are those of the Predecessor Partnership and do not reflect a sales load. If sales loads were reflected, returns would be less. Total returns were calculated based on the change in value during the year of a hypothetical investment, adjusted for contributions and withdrawals, as appropriate, made at the beginning of the year by a limited partner.  An individual limited partner’s return may vary from this return based on the timing of capital transactions, participation or non-participation in new issues and the extent to which an individual limited partner’s reallocation of profits to the Advisor differs from the average reallocation for all limited partners.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  The Predecessor Partnership was an unregistered partnership that did not qualify as a regulated investment company for federal income tax purposes and did not pay dividends and distributions.  As a result of the different tax treatment, the Fund is unable to show after-tax returns for periods prior to October 16, 2017.

Investment Advisor and Sub-Advisor
USA Mutuals Advisors, Inc. is the Fund’s investment advisor.  WaveFront Global Asset Management Corporation is the Fund’s sub-advisor.

Portfolio Managers

Name	Title	Date Began Managing the Fund/Predecessor Partnership
Roland Austrup	Managing Principal & Chief Investment Officer	May 2017
Ryan Butz	Portfolio Manager	February 2002*
Mark Adams, CFA	Senior Portfolio Manager	October 2017
John Lukovich	Portfolio Manager	October 2017
* Inception of the Predecessor Partnership.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem shares by mail (USA Mutuals, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202-0701), by internet or by telephone at 1–866–264–8783, on any day the New York Stock Exchange (“NYSE”) is open for trading.  You may also purchase or redeem Fund shares by wire transfer.  Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of Fund shares.  The minimum initial amount of investment in the Fund is $100 for retirement accounts and $2,000 for other types of accounts.  Subsequent investments in the Fund for all types of accounts may be made with a minimum investment of $100.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”).  You may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your advisor or visit your financial intermediary’s website for more information.